SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2002

AMERICAN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-13653 (Commission File No.)	31-1544320 (IRS Employer Identification No.)

One East Fourth Street, Cincinnati, Ohio 45202

(Address of principal executive offices) (Zip Code)
(513) 579-2121

(Registrant's telephone number, including area code)

     The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of American Financial Group, Inc. under the Securities Act of 1933.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

     99(a) Statement Under Oath, dated August 8, 2002, of Carl H. Lindner, principal executive officer of the Registrant.

     99(b) Statement Under Oath, dated August 8, 2002, of Fred J. Runk, principal financial officer of the Registrant.

Item 9. Regulation FD Disclosure.

     On August 12, 2002, the Registrant’s principal executive officer and principal financial officer filed sworn statements with the Securities and Exchange Commission with respect to certain of the Registrant’s reports filed with the Commission. Copies of the statements are furnished herewith as exhibits 99(a) and 99(b), respectively.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2002	AMERICAN FINANCIAL GROUP, INC. By: /s/ James C. Kennedy Name: James C. Kennedy Title: Vice President, Deputy General Counsel & Secretary